                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1834

       Date of Report (Date of earliest event reported): November 4, 2003

                       MEDIA SCIENCES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                       0-21853               84-0475073
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                    File Number)         Identification No.)

       40 Boroline Road, Allendale, New Jersey                07401
       Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (201) 236-9311

                                 Not applicable.
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

On November 4, 2003, Media Sciences International, Inc. announced that it had commenced an exchange offer for shares of its Series A Preferred Stock. Under the terms of the exchange offer, each share of Series A Preferred Stock may be exchanged by its holder for 10 shares of Media Sciences International Common
Stock. The company is also asking preferred shareholders to consent to an amendment of the Series A Certificate of Designation. The exchange offer and consent solicitation will expire at 5:00 p.m., New York City time, December 31,
2003, unless extended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 99.1  Press Release, dated November 4, 2003
Exhibit 99.2  Offer of Conversion and Consent Statement, dated as of
              November 3, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIA SCIENCES INTERNATIONAL, INC.

Date:  November 4, 2003

                                          By:  /s/ Michael W. Levin
                                             ---------------------------
                                             Michael W. Levin, President

--------------------------------------------------------------------------------